Exhibit 10.39

                     AMENDMENT NO. 3 TO CONSULTING AGREEMENT

      Amendment No. 3 dated April 17, 2000 to the Consulting Agreement (the "Consulting Agreement") dated as of the 1st day of November, 1999 by Urban Cool Network, Inc. (the "Company") and RMH Consulting Corp. (the "Consultant").

                               W I T N E S S E T H

      WHEREAS, the parties hereto hereby agree that it would be in their mutual best interest to amend the Consulting Agreement in the manner set forth herein;

      NOW, THEREFORE, in consideration of the above premises and the mutual promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that the Consulting Agreement is amended as follows:

            I. Modifications.

                  A. The first sentence of paragraph 1.3 of the Agreement is deleted in its entirety and amended to read as follows:

                        The term of this Agreement shall commence on and be effective as of November 1, 1999 ("Commencement Date") and shall continue for two years after the Commencement Date (the "Term"), unless either party provides to the other written notice terminating this Agreement as of the end of the date which is 15 months from the consummation of an initial public offering of the Company's securities, which notice must be delivered at least 15 days prior to such date.

                  B. Section 2.1 of the Agreement is deleted in its entirety and is amended to read as follows:

                        Fees. In consideration for the performance of the Services to be provided by the Consultant, the Company shall pay a fee to the Consultant equal to $6,250 per month, payable in advance on the first day of each month (the "Compensation") during the Term of this Agreement, commencing on the Commencement Date and $75,000 upon the consummation of an initial public offering of the Company's securities. Notwithstanding the foregoing, no amount of the Compensation shall be currently payable as provided in the foregoing sentence until the earlier of
                        (i) the consummation of the initial public offering of the securities of the Company or (ii) July 15, 2000 (the "Payment Date"). On the Payment Date, the Consultant shall receive, without interest, from the Company all Compensation that was otherwise due and payable through the Payment Date and shall begin to receive the monthly Compensation as otherwise provided in this Agreement.

                  C.    The  following  paragraphs  are hereby added as Sections
                        4.13 through 4.16:

                        4.13 Board of Directors

                        (a) The Company agrees that it will, upon consummation of its proposed initial


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                        public  offering,  for a period of not less than fifteen
                        (15) months, appoint a designee of the Consultant as an advisor to its Board of Directors and such advisor shall be entitled to attend meetings of the Board, receive all notices and other correspondence and communications sent by the Company to members of its Board of Directors. In lieu of the Consultant's right to designate an advisor to the Board, the Consultant shall have the right during such fifteen (15) month period, in its sole discretion, to designate one person for election as a director of
                        the  Company,  who  is  reasonably   acceptable  to  the
                        Company, and the Company will utilize its best efforts to obtain the election of such person. The Company agrees that Mark Herskowitz or Robert Herskowitz are acceptable as directors.

                        The Company agrees that such advisor or member of the Board shall be entitled to the same reimbursement as provided to other directors for costs incurred in attending such meetings, including but not limited to food, lodging and transportation and (as to a member other than Mark Herskowitz or Robert Herskowitz) compensation and fees.

                        (b) For a period of fifteen (15) months from the consummation of the Company's proposed initial public offering of the Company's securities, the Company agrees to consult with the Consultant or its designee in connection with any transaction outside of the ordinary course of its business. Such consultation shall occur at the earliest practicable time, to assure that the advice of the Consultant or its designee would be meaningful in connection with such transaction.

                        (c) The rights granted to the Consultant pursuant to this Section 4.13 shall expire on the earlier of (i) 15 months from the consummation of an initial public offering of the Company's securities or (ii) 120 days from the termination of the lock-up period imposed by the American Stock Exchange on the shares of Common Stock held by the Consultant and its affiliates.

                        4.14 Lock-Up Agreement.

                        (a) The Company hereby agrees to utilize its best efforts to obtain the agreement of each of its securityholders, officers and directors not to issue, offer, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of (whether pursuant to Rule 144 of the General Rules and Regulations under the Securities Act of 1933, as amended, or otherwise) any securities of the Company, including common stock or options, rights, warrants or other securities underlying, convertible into, exchangeable or exercisable for or evidencing any right to purchase or subscribe for any common stock, or any beneficial interest therein for a period of at least 12 months from the effective date of the registration statement in connection with the Company's proposed initial public offering. The Company agrees that it will not file a registration statement (except a registration statement on Form S-4 (in connection with an acquisition and provided that the Company obtains a fairness opinion from one of the ten largest accounting firms in the United States) or Form S-8 with respect to 100,000 shares of Common Stock and additional shares of Common Stock upon the prior written consent of the Consultant which shall not be unreasonably withheld or delayed or other similar


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

                        form) covering any shares of its Common Stock without consent of the Consultant until the Common Stock of the Consultant is tradeable without restriction, unless the shares of Common Stock held by the Consultant are included in such registration statement.

                        (b) The Company agrees to obtain an agreement from Jacob
                        R. Miles, III, Stanley Wolfson and Wilhelmina Artist Management, LLC as described in Section 4.14 (a).

                        (c) The Company agrees not to release any securityholder from the lock-up agreement described in Section 4.14(a) unless the Company releases The Elite Funding Group, Inc. and RMH Consulting Corp. from such lock-up agreement at such time.

                        4.15 Reimbursement and Cooperation

                        (a) In addition to its other obligations with respect to legal fees incurred prior to the date hereof, the Company hereby agrees to reimburse the Consultant for any legal fees and expenses in an amount of up to $7,500 incurred from and after the date hereof by the Consultant in connection with the Consultant contesting the requirement imposed by The American Stock Exchange of a 12 months lock-up period with respect to the shares of common stock of the Company held by the Consultant or its affiliates.

                        (b) The Company agrees to cooperate with the Consultant in connection with the Consultant's efforts to obtain the waiver or relaxation of the lock-up period by the American Stock Exchange.

                        4.16 Specific Performance

                        The Company acknowledges that the Consultant's remedies at law may not be adequate, therefore, in addition to the Consultant's remedies at law, the Consultant shall have the remedy of specific performance in the event of the Company's breach of the terms of this Agreement. In the event that the Consultant elects to exercise the remedy of specific performance, the Company hereby waives its right to request a bond from the Consultant. The Company shall be responsible for all legal fees incurred by Consultant in enforcing this Agreement.

            II. Confirmation. Except as expressly specified herein, all other terms, conditions and provisions of the Consulting Agreement are hereby confirmed and shall remain in full force and effect without modification.


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

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                                                     URBAN COOL NETWORK, INC.

                                                     By:
                                                        ------------------------
                                                         Name:
                                                         Title:

                                                     RMH CONSULTING CORP.

                                                     By:
                                                        ------------------------
                                                        Name:
                                                        Title:

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